Supplement dated February 18, 2026
to the following statutory prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor New York and Monument Advisor Select New York prospectus dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective April 10, 2026, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
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PIMCO Variable Insurance Trust - International Bond Portfolio (Unhedged): Administrative Class
2.
The Board of Trustees (the "Board") of PIMCO Variable Insurance Trust, the Board approved the liquidation (the "Liquidation") pursuant to which PIMCO Variable Insurance Trust - International Bond Portfolio (Unhedged): Administrative Class will be liquidated. The liquidation is expected to occur on or about April 28, 2026 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Fund may transfer allocations to any other available investment option. During this period, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Fund will be transferred to Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class Y.
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After the Liquidation Date, any and all references to the Fund are deleted.
PROS-1143